UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2013
____________________

ROI ACQUISITION CORP.

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-35437	45-3414553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Lexington Avenue, New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 825-0400

Not Applicable
(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 1, 2013, the audit committee of the board of directors of ROI Acquisition Corp. (the “Company”), a shell company formed as a vehicle to effect a business combination with one or more operating businesses, commonly referred to as a “special purpose acquisition company” or “SPAC”, concluded, in consultation with management and after discussion with Rothstein Kass, the Company’s independent registered public accounting firm, that the Company’s unaudited interim financial statements for the quarterly periods ended June 30, 2012 and September 30, 2012 (collectively, the “financial statements”) should no longer be relied upon because the Company accounted for its outstanding common stock purchase warrants (the “warrants”) as components of equity instead of as derivative liabilities. The Company’s accounting for the warrants as components of equity instead of as derivative liabilities did not have any effect on the Company’s revenue, operating expenses, operating income, cash flows or cash and cash equivalents which were reported in the financial statements.

The warrants were issued in connection with the Company’s initial public offering. The Warrant Agreement governing the warrants includes a provision (the “Exercise Price Reduction Provision”) that requires the Company to reduce the exercise price by a stated formula if (i) the Company completes a transaction involving a reclassification or reorganization of the outstanding shares of its common stock, a merger or consolidation in which it is not the surviving company, or a sale of its assets and (ii) more than 30% of the consideration payable to common stockholders as a result of that transaction is not common stock listed on a national securities exchange or the OTC Bulletin Board. The Company believes that more than ten other current and former SPACs have warrant agreements with similar provisions and also have accounted for their warrants as components of equity and not as derivative liabilities.

In connection with the audit of the Company’s financial statements for the year ended December 31, 2012, the Company’s management became aware that certain other former SPACs whose warrant agreements had similar provisions had, within the past two weeks, announced that they would be restating their financial statements to account for their warrants as derivative liabilities and not as components of equity. The Company’s management then further evaluated the Company’s warrants under Accounting Standards Codification (“ASC”) Subtopic 815-40, Contracts in Entity’s Own Equity. ASC Section 815-40-15 addresses equity versus liability treatment and classification of equity-linked financial instruments, including common stock purchase warrants, and states that a warrant may be classified as a component of equity only if, among other things, the warrant is indexed to the issuer’s common stock. Under ASC Section 815-40-15, a warrant is not indexed to the issuer’s common stock if the terms of the warrant require an adjustment to the exercise price upon a specified event and that event is not an input to the fair value of the warrant. Based on management’s evaluation, the audit committee, in consultation with management and after discussion with Rothstein Kass, concluded that the Company’s warrants are not indexed to the Company’s common stock in the manner contemplated by ASC Section 815-40-15 because the transactions that would trigger the Exercise Price Reduction Provision are not inputs to the fair value of the warrants. As a result, the Company should have classified the warrants as derivative liabilities in the financial statements. Under this accounting treatment, the Company is required to measure the fair value of the warrants at the end of each reporting period and recognize changes in the fair value from the prior period in the Company’s operating results for the current period.

The Company has determined that it will restate the financial statements to, and will in its future financial statements (unless the Exercise Price Reduction Provision is removed from the Warrant Agreement in accordance with the terms thereof), reflect the warrants as derivative liabilities at fair value at the end of each accounting period and to reflect a non-cash charge or non-cash gain related to the change in fair value of the warrants from the beginning of each accounting period to the end of each accounting period. Such liabilities and non-cash charges or non-cash gains will not affect the Company’s revenue, operating expenses, operating income, taxes, cash flows or cash and cash equivalents, or any adjusted EBITDA results which the Company may in the future report.

The Company expects that the effects of the restatement on its previously issued financial statements will be as summarized in the table below, although the amounts in such table are preliminary and remain subject to finalization by the Company and have not been audited by Rothstein Kass. The Company intends to file the restated financial statements as soon as practicable.

	As
	Previously		As
	Reported	Adjustments	Restated

Balance sheet as of June 30, 2012 (unaudited)

Common Stock Subject to Possible Redemption	68,362,960	(5,838,340)	62,524,620

Warrant Liability	-	5,838,334	5,838,334

Common Stock	256	57	313

Additional Paid-in Capital	5,200,532	(200,844)	4,999,688

Retained Earnings	(200,787)	200,787	-

Three months ended June 30, 2012 (unaudited)

Change in fair value of warrant liability	-	(2,919,167)	(2,919,167)

Net income (loss)	(77,460)	2,919,167	2,841,707

Net income (loss) per share	(0.03)	0.80	0.77

Six months ended June 30, 2012 (unaudited)

Change in fair value of warrant liability	-	(2,919,167)	(2,919,167)
		-
Net income (loss)	(165,777)	2,919,167	2,753,390

Net income (loss) per share	(0.07)	0.93	0.86

Balance sheet as of September 30, 2012 (unaudited)

Common Stock Subject to Possible Redemption	68,255,350	(4,350,370)	63,904,980
		-
Warrant Liability	-	4,320,367	4,320,367
		-
Common Stock	256	43	299
		-
Additional Paid-in Capital	5,308,142	(308,440)	4,999,702
		-
Retained Earnings	(308,396)	308,396	-

Three months ended September 30, 2012 (unaudited)

Change in fair value of warrant liability	-	(1,517,967)	(1,517,967)
		-
Net income (loss)	(107,609)	1,517,967	1,410,358

Net income (loss) per share	(0.04)	0.49	0.45

Nine months ended September 30, 2012 (unaudited)

Change in fair value of warrant liability	-	(4,437,133)	(4,437,133)
		-
Net income (loss)	(273,386)	4,437,133	4,163,747

Net income (loss) per share	(0.11)	1.42	1.31

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding: the Company’s intention to restate its financial statements; the periods that are expected to be impacted by the restatement of the financial statements; the timing of filing of the reports which will include the restated financial statements; the type, extent and size of adjustments expected to be reflected in such restated financial statements and the effect of the accounting treatment of the warrants on the Company’s past and future financial statements and financial results. Forward-looking statements may be identified by the use of words such as “expect”, “plan,” “will” and other similar expressions that predict or indicate future events or that are not statements of historical matters. These forward-looking statements are based on information available to the Company as of the date of this report, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are the risk that the Company may not complete its restatements in a timely manner and the risk that the Company’s audit committee and/or independent registered public accounting firm could reach further and different conclusions concerning matters related to the financial statements. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, the Company cannot guarantee future results, events or outcomes. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROI Acquisition Corp.
Dated: March 5, 2013	By: /s/ Thomas J. Baldwin
Name: Thomas J. Baldwin Title: Chairman and Chief Executive Officer

[Signature Page to Form 8-K]